UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 3, 2007 (January 2, 2007)
PPG INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania	001-01687	25-0730780

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One PPG Place Pittsburgh, Pennsylvania	15272

(Address of principal executive offices)	(Zip code)
Registrant’s telephone number, including area code: (412) 434-3131
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.04. Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.
PPG Industries, Inc. (the “Company”) previously sent a notice to participants in the Company’s Employee Savings Plan (the “Savings Plan”) informing them that the Savings Plan would be changing its recordkeeper. The notice stated that while this conversion is being made, participants in the Savings Plan would not be able access their accounts to direct or diversify their investments, obtain a loan from the Savings Plan or obtain a distribution from the Savings Plan. The notice also stated that participants would not be able to make investment changes in the Savings Plan starting at 4:00 P.M. EST on December 29, 2006 and ending on January 5, 2007 (the “Blackout Period”). However, the Company has received notice from the administrators that the conversion process has been completed prior to the scheduled termination of the plan Blackout Period and the Savings Plan participants will have full access to their accounts for investment, loan and distribution purposes beginning on January 2, 2007, although due to closure of the markets any changes in investment elections or other plan account activity will not be effective until January 3, 2007.
On January 3, 2007, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the SEC’s rules promulgated thereunder, the Company sent a revised blackout trading restriction notice (the “BTR Notice”), which revised and updated the previous BTR Notice sent on December 26, 2006, informing its executive officers and directors of the change in the ending date of the Blackout Period from January 5 to January 2. Accordingly, the revised BTR Notice informs the affected officers and directors that the prohibitions during the Blackout Period from purchasing and selling shares of the Company’s common stock (including derivative securities pertaining to such shares) acquired in connection with their employment as an executive officer or service as a director are deemed to have ended as of January 3, 2007.
A copy of the revised BTR Notice is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
A participant in the Savings Plan, a security holder or other interested person may obtain, without charge, information regarding the Blackout Period, including the actual ending date of the Blackout Period, by contacting the Office of the General Counsel, PPG Industries, Inc., One PPG Place, Pittsburgh, Pennsylvania 15272, at (412) 434-3131, before and during the Blackout Period and for a period of two years thereafter.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Revised Notice to Executive Officers and Directors of PPG Industries, Inc. regarding the Savings Plan Blackout Period and Trading Restrictions.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 3, 2007	PPG INDUSTRIES, INC.

	By:	/s/ James C. Diggs

James C. Diggs Senior Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

99.1	Revised Notice to Executive Officers and Directors of PPG Industries, Inc. regarding the Savings Plan Blackout Period and Trading Restrictions.